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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):   August 1, 2005
                                                    ----------------------------

                              AETHLON MEDICAL, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

         Nevada                                                  13-3632859
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(State or other jurisdiction                                    (IRS Employer
    of incorporation)                                        Identification No.)

                                     0-21846
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                            (Commission File Number)

        3030 Bunker Hill Street, Suite 400, San Diego, California 92109
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             (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:     (858) 459-7800
                                                        -----------------



                                 Not applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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THIS FORM 8-K AND OTHER REPORTS FILED BY AETHLON MEDICAL, INC. (THE "COMPANY")
FROM TIME TO TIME WITH THE SECURITIES AND EXCHANGE COMMISSION (COLLECTIVELY THE "FILINGS") CONTAIN FORWARD LOOKING STATEMENTS AND INFORMATION THAT ARE BASED UPON BELIEFS OF, AND INFORMATION CURRENTLY AVAILABLE TO, THE COMPANY'S MANAGEMENT AS WELL AS ESTIMATES AND ASSUMPTIONS MADE BY THE COMPANY'S MANAGEMENT. WHEN USED IN THE FILINGS THE WORDS "ANTICIPATE", "BELIEVE", "ESTIMATE", "EXPECT", "FUTURE", "INTEND", "PLAN" OR THE NEGATIVE OF THESE TERMS AND SIMILAR EXPRESSIONS AS THEY RELATE TO THE COMPANY'S OR THE COMPANY'S MANAGEMENT IDENTIFY FORWARD LOOKING STATEMENTS. SUCH STATEMENTS REFLECT THE CURRENT VIEW OF THE COMPANY WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS, UNCERTAINTIES, ASSUMPTIONS AND OTHER FACTORS RELATING TO THE COMPANY'S INDUSTRY, OPERATIONS AND RESULTS OF OPERATIONS AND ANY BUSINESSES THAT MAY BE ACQUIRED BY THE COMPANY. SHOULD ONE OR MORE OF THESE RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD THE UNDERLYING ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED, BELIEVED, ESTIMATED, EXPECTED, INTENDED OR PLANNED.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On August 1, 2005, Mr. Edward C. Hall was terminated as the Company's Chief Financial Officer ("CFO") as the Company transitions from having a part-time CFO to a full-time CFO. On August 1, 2005, Mr. James W. Dorst was appointed as CFO of the Company. Mr. Hall will remain as an advisor to the Company through August 31, 2005. Mr. Dorst brings close to 20 years of senior management experience in finance, operations, planning and business transactions to the Company. Prior to joining Aethlon, Mr. Dorst was Vice President of Finance and Operations for VerdiSoft Corporation, a developmental-stage mobile-software developer recently acquired by YAHOO, INC. (NASDAQ: YHOO). Previously, Mr. Dorst held executive positions as SVP of Finance and Administration at SeeCommerce; COO/CFO of Omnis Technology Corp (now NASDAQ Small Cap: RDTA); CFO and SVP of Information Technology at Savoir Technology Group, Inc. (acquired by NYSE:AVT). Mr. Dorst practiced as a Certified Public Accountant with Coopers & Lybrand (PricewaterhouseCoopers) and holds an MS in Accounting and BS in finance from the University of Oregon. Mr. Dorst will receive a salary of $150,000 per year and stock options to purchase 500,000 shares of the Company's common stock at an exercise price of $0.23 per share vesting over three years.

         On August 2, 2005, the Company issued a press release announcing the appointment of Mr. Dorst as the Company's Chief Financial Officer. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         99.1       Press Release dated August 2, 2005



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              AETHLON MEDICAL, INC.
                                              ----------------------------------
                                              (Registrant)

Date: August 2, 2005
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                                              By: /s/ James A. Joyce
                                                  ------------------------------
                                                  Name James A. Joyce
                                                  Title: Chief Executive Officer